July 31, 1997



Securities and Exchange Commission
Operations Center
6432 General Green Way
Alexandria, VA  22312-2413

Gentlemen:

We are transmitting herewith Indiana Gas Company, Inc.'s
Current Report on Form 8-K.

Very truly yours,



/s/ Douglas S. Schmidt
Douglas S. Schmidt

DSS:tmw
Enclosure


          SECURITIES AND EXCHANGE COMMISSION

               Washington, D. C.  20549





                       FORM 8-K


                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   July 31, 1997


              INDIANA GAS COMPANY, INC.
 (Exact name of registrant as specified in its charter)


         INDIANA                   1-6494                  35-0793669
(State or other jurisdiction   (Commission File No.)     (IRS Employer
     of incorporation)                                    Identification
                                                          Number)


  1630 North Meridian Street, Indianapolis, Indiana  46202
       (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (317) 926-3351



Item 5.    Other Events

       The purpose of this 8-K is to provide
       information related to the new growth strategy of Indiana Energy, Inc., the parent of Indiana
       Gas Company, Inc. (Indiana Gas), as discussed below:

                  New Growth Strategy
       In April 1997, the Board of Directors of Indiana
       Energy, Inc. (Indiana Energy or the company) approved a new growth strategy designed to support the company's transition into a more competitive environment. As part of this new growth strategy, Indiana Energy will endeavor to become a leading regional provider of energy products and services and to grow its consolidated earnings per share by at least 10 percent annually over the next five years. To achieve such earnings growth, Indiana Energy's aim is to grow the earnings contribution from nonutility operations to at least 20 percent of its total annual earnings within the next five years (see ProLiance Energy, LLC, CIGMA, LLC and
       Energy Systems Group, LLC), and to aggressively manage costs within its utility operations.

       As part of the company's cost control efforts, in July 1997, Indiana Gas advised its employees of a planned reduction of its work force to be implemented in the near future through an involuntary separation program and attrition.
       Currently, staffing levels are expected to be reduced from about 1,025 full-time employees to approximately 800 employees within five years.
       The details of this staffing reduction plan have not yet been finalized.

       Since the company is in the early stages of implementation, an estimate of the costs related to the planned work force reductions and any other costs that may be incurred in connection with the company's new growth strategy cannot be made at this time.

                 ProLiance Energy, LLC
       ProLiance Energy, LLC (ProLiance) is a limited liability company owned jointly and equally by IGC
       Energy, Inc., an indirect and wholly owned subsidiary of Indiana Energy, and Citizens By-
       Products Coal Company, a wholly owned subsidiary of Citizens Gas and Coke Utility (Citizens Gas).
       ProLiance is the supplier of gas and related services to both Indiana Gas and Citizens Gas, as well as a provider of similar services to other gas utilities and customers in Indiana and surrounding states.

       ProLiance recently announced plans to add power marketing to its services offered beginning in late fiscal 1997. Power marketing involves buying electricity on the wholesale market and then reselling it to other marketers, utilities and other customers.

       The sale of gas and provision of other services to Indiana Gas by ProLiance is subject to regulatory review through the quarterly gas cost adjustment proceeding currently pending before the Indiana
       Utility Regulatory Commission (IURC).

       Two proceedings which may affect the formation, operation or earnings of ProLiance are currently pending before the IURC. The first proceeding was initiated by a small group of Indiana Gas' and Citizens Gas' large-volume customers who contend that the gas service contracts between ProLiance and Indiana Gas and Citizens Gas should be disapproved by the IURC or, alternatively, that the IURC should regulate the operations of ProLiance.
       On September 27, 1996, the IURC issued a partial decision in that proceeding and found that ProLiance is not subject to regulation as a public utility. The IURC did confirm that it will continue to monitor gas costs incurred by Indiana
       Gas. Hearings on the remaining issues were concluded on October 9, 1996. The company is currently awaiting a decision from the IURC.

       The second proceeding involves the quarterly gas cost adjustment applications of Indiana Gas and Citizens Gas wherein these utilities are proposing to recover the costs they have and will incur under their gas supply and related agreements with ProLiance. This proceeding will consider whether the recovery of those costs is consistent with Indiana law governing gas cost recovery. The hearing on the second proceeding has not yet been scheduled.

       While the outcome of these proceedings cannot be predicted, management does not expect this matter to have a material impact on Indiana Gas' financial position or results of operations.

                      CIGMA, LLC
       On April 1, 1997, IGC Energy, Inc. and Citizens By-
       Products Coal Company formed CIGMA, LLC (CIGMA), a jointly and equally owned limited liability company. CIGMA provides materials acquisition and related services for Indiana Gas and Citizens Gas, as well as similar services for third parties.
       CIGMA is expected to generate cost savings for the utilities by enabling more efficient purchasing, warehousing and distribution of materials and equipment.

               Energy Systems Group, LLC
       On May 23, 1997, IGC Energy, Inc., Citizens By-
       Products Coal Company and Energy Systems Group,
       Inc. (ESGI) formed Energy Systems Group, LLC (ESG), an equally owned limited liability company. ESG will provide a package of products, services and skills to help energy users achieve enhanced energy and operational performance. The packages will provide for improvements to be paid for by the customers from savings generated within their existing operating budgets. ESG will assume the responsibilities of ESGI, an energy related performance contracting firm and wholly owned subsidiary of SIGCORP, Inc.

              Forward-Looking Information
       Cautionary Statement for Purposes of the "Safe
       Harbor" Provisions of the Private Securities
       Litigation Reform Act of 1995.

       A "safe harbor" for forward-looking statements is provided by the Private Securities Litigation
       Reform Act of 1995 (Reform Act of 1995).  The
       Reform Act of 1995 was adopted to encourage such forward-looking statements without the threat of litigation, provided those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Certain matters described above, including, but not limited to, Indiana Energy's new earnings grow strategy, are forward-looking statements. Such statements are based on management's beliefs, as well as assumptions made by and information currently available to management. When used in this filing the words "aim," "anticipate,"
       "endeavor," "estimate," "expect," "objective,"
       "projection," "forecast," "goal," and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause
       Indiana Energy's actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

       Factors affecting utility operations such as unusual weather conditions; catastrophic weather-related damage; unusual maintenance or repairs;
       unanticipated changes to gas supply costs, or availability constraints due to higher demand, shortages, transportation problems or other developments; environmental incidents; or gas pipeline system constraints.

       Increased competition in the energy environment, including effects of: industry restructuring and unbundling.

       Regulatory factors such as unanticipated changes in rate-setting policies or procedures; recovery of investments made under traditional regulation, and the frequency and timing of rate increases.

       Financial or regulatory accounting principles or policies imposed by the Financial Accounting
       Standards Board, the Securities and Exchange
       Commission, the Federal Energy Regulatory
       Commission, state public utility commissions, state entities which regulate natural gas transmission, gathering and processing, and similar entities with regulatory oversight.

       Economic conditions including inflation rates and monetary fluctuations.

       Changing market conditions and a variety of other factors associated with physical energy and financial trading activities, including, but not limited to, price, basis, credit, liquidity, volatility, capacity, currency exchange, interest rate, and warranty risks.

       Availability or cost of capital, resulting from changes in: Indiana Energy, interest rates, and securities ratings or market perceptions of the utility industry and energy-related industries.

       Employee workforce factors, including changes in key executives, collective bargaining agreements with union employees, or work stoppages.

       Legal and regulatory delays and other obstacles associated with mergers, acquisitions, and investments in joint ventures.

       Costs and other effects of legal and
       administrative proceedings, settlements, investigations, claims, and other matters, including, but not limited to, those described in the Other Operating Matters section of Management's Discussion And Analysis Of Results
       Of Operations And Financial Condition in Indiana
       Energy's Report on Form 10-Q for the quarter-ended March 31, 1997.

       Changes in Federal, state or local legislature requirements, such as changes in tax laws or rates, environmental laws and regulations.

       Indiana Energy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of changes in actual results, changes in assumptions, or other factors affecting such statements.

                      SIGNATURES

   Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         INDIANA GAS COMPANY, INC.
                                Registrant




Dated July 31, 1997      /s/Niel C. Ellerbrook
                         Niel C. Ellerbrook
                         Executive Vice President
                         and Chief Financial Officer



Dated July 31, 1997      /s/Jerome A. Benkert
                         Jerome A. Benkert
                         Vice President and Controller